UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2009

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously disclosed, PepsiCo, Inc. (the “Company”) adopted the accounting provisions of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB 51 (SFAS 160) on a prospective basis as of the beginning of the Company’s 2009 fiscal year. SFAS 160 amends Accounting Research Bulletin No. 51, establishing new standards governing the accounting for and reporting of (1) noncontrolling interests in partially owned consolidated subsidiaries and (2) the loss of control of subsidiaries. The Company also adopted the presentation and disclosure requirements of SFAS 160 on a retrospective basis in the first quarter of 2009. Although the adoption of SFAS 160 changes the basis of the consolidated financial statement presentation, it did not have a material impact on the Company’s consolidated financial statements and footnotes, thereto.

Based upon the effective date of SFAS 160, the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 27, 2008 (the “2008 Form 10-K”), as filed with the Securities and Exchange Commission (“SEC”) on February 19, 2009, did not reflect the adoption of SFAS 160.

On March 24, 2009, the Company filed a Current Report on Form 8-K (the “Superseded Form 8-K”) to reclassify historical segment information included in the Company’s 2008 Form 10-K to correspond with the Company’s current segment structure and to reflect a change in bottler case sales volume reporting for PepsiCo Beverages North America. The audited consolidated financial statements included in the Superseded Form 8-K did not reflect the adoption of SFAS 160.

This Current Report on Form 8-K (the “Current 8-K”) is being filed to reflect the retrospective presentation in accordance with SFAS 160 that was not yet effective for the financial statements originally filed with the Company’s 2008 Form 10-K. The Current 8-K also reflects the information contained in the Superseded Form 8-K. In addition, the information included under “Related Party Transactions” in Note 8 has been revised to provide more information with respect to what types of transactions constitute a significant related party transaction and to provide additional clarity with respect to our presentation of joint venture revenue in Note 8 and in our consolidated financial statements. Exhibit 99.1 to the Current 8-K, which is incorporated by reference herein, updates the following sections of the Company’s 2008 Form 10-K to give effect to the foregoing:

•	Item 1 — Business

•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 — Financial Statements and Supplementary Data

•	Notes to Consolidated Financial Statements

•	Report of Independent Registered Public Accounting Firm

Exhibit 12 to the Current 8-K, which is incorporated by reference herein, sets forth a revised Computation of Ratio of Earnings to Fixed Charges to give effect to the foregoing.

All other information in the 2008 Form 10-K remains unchanged, in all material respects, and has not been updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K with the SEC.

The information in the Current 8-K, including the information in Exhibits 12 and 99.1 hereto and incorporated by reference herein, supersedes and replaces the information included in the Superseded Form 8-K, including the information included in Exhibits 99.1, 99.2, 99.3 and 99.4 thereto and incorporated by reference therein. Accordingly, the information included in the Superseded Form 8-K, including the information included in Exhibits 99.1, 99.2, 99.3 and 99.4 thereto and incorporated by reference therein, should no longer be relied upon.

The information in the Current 8-K, including the information in Exhibits 12 and 99.1 hereto and incorporated by reference herein, should be read together with the Company’s reports on Form 10-Q for the quarters ended March 21, 2009 and June 13, 2009 and the Company’s reports on Form 8-K (other than the Superseded 8-K).

Item 9.01(d). Exhibits

Exhibit No.	Description

12	Revised Computation of Ratio of Earnings to Fixed Charges

23	Consent of KPMG LLP

99.1

Part I, “Item 1—Business;” Part II, “Item 6—Selected Financial Data;” Part II, “Item 7—Management’s Discussion and Analysis of Financial Conditions and Results of Operations;” Part II, “Item 8—Financial Statements and Supplementary Data;” Notes to Consolidated Financial Statements; and the Report of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

DATE: August 27, 2009	By: /s/ Thomas H. Tamoney, Jr.
Name: Thomas H. Tamoney, Jr. Title: Senior Vice President, Deputy General Counsel and Assistant Secretary